                                                                   EXHIBIT 99.11

                                PATENT ASSIGNMENT

      THIS PATENT ASSIGNMENT ("Assignment") is made the 21st day of January, 2005, and is entered into by and between Citel Technologies Limited, company number 02459517, a corporation organized under the laws of England and Wales ("Purchaser"), and Verso Technologies, Inc., a Minnesota corporation, MCK Communications, Inc., a Nevada corporation, MCK Communications, Inc., a Delaware corporation, MCK Telecommunications Inc., a Yukon Territory corporation, and Digital Techniques, Inc., a Texas corporation (collectively, "Sellers"). Each of the foregoing parties is referred to herein individually as a "Party" and together as the "Parties."

                                   RECITALS:

      WHEREAS each Seller is the sole and exclusive owner of all rights in and to the U.S. and foreign patents and pending patent applications as listed in Annex A hereto and any and all divisions, continuations, continuations in part, re-issues, re-examinations and extensions of the same and any counterparts and any applications claiming priority from the same, (the "Assigned Patents"), and the Sellers and Purchaser have agreed that the Purchaser is to acquire all of Sellers' right, title and interest in and to the Assigned Patents,

      NOW, THEREFORE, each Seller has entered into this Assignment to acknowledge and confirm the ownership of the Assigned Patents is vested in such Seller and to assign all interest in the same to the Purchaser.

      IT IS AGREED as follows:

      1.    Assignment.

      1.1 Each Seller as the sole and exclusive owner of the applicable Assigned Patents hereby irrevocably sells, assigns, transfers, conveys and delivers to Purchaser and its successors and assigns, and Purchaser hereby purchases and accepts from such Seller, all of Sellers' right, title and interest in and to the Assigned Patents including without limitation all reissue, reexamination, continuations, and foreign corresponding patents that may issue therefrom and the rights to sue and recover damages and other remedies for past infringements of the same and all right title and interest in any physical embodiment of the Assigned Patents.

      1.2 To the extent that any rights to be assigned under Clause 1.1 above are not wholly and/or validly assigned to the Purchaser, the Sellers shall hold them upon trust for the full and exclusive benefit of the Purchaser.

      2. Cooperation and Recordation. Each Seller hereby agrees to cooperate with Purchaser as reasonably necessary and to execute any further documents and/or deed and/or do any such things as the Purchaser may require to give full effect to and perfect the rights of Purchaser in the Assigned Patents and/or the benefit of this Assignment. The Parties agree that Purchaser may record this Assignment in the United States Patent and Trademark Office and the

                                                               Patent Assignment
equivalent governmental authority in any jurisdiction applicable to the Assigned Patents, and take any other action, to effect the transfer of the rights contemplated herein. Purchaser shall be responsible for all reasonable expenses and costs associated therewith. Seller hereby authorizes and requests that the Commissioner of Patents and Trademarks of the United States, and the equivalent governmental authority in any jurisdiction applicable to the Assigned Patents, issue to, and record in the name of, Purchaser all right, title, and interest in and to the Assigned Patents. Sellers will deliver up to Purchaser all documents, materials and/or other media which may be in the Sellers' possession, power or control and which comprises or contains any part of or information in relation to the Assigned Patents (including all patent attorney's files and papers) with thirty (30) business days after execution of this Agreement, and each Seller undertakes to take such action as the Purchaser may reasonably require to assist the Purchaser in bringing or defending any proceedings relating to the Assigned Patents.

      3. Moral Rights. Each Seller irrevocably and unconditionally waives, and has procured or shall procure from all employees and third parties who have created works for or on behalf of such Seller in relation to the MCK business, the irrevocable and unconditional waiver of all their moral rights in such works.

      4. Miscellaneous. This Assignment shall be governed by, and interpreted in accordance with, the laws of England and Wales, without reference to its conflict of laws rules. Any provision of this Assignment may only be amended, modified, waived or supplemented in whole or in part at any time by an agreement in writing among the Parties executed in the same manner as this Assignment. No failure on the part of any Party to exercise, and no delay in exercising, any right shall operate as waiver thereof, nor shall any single or partial exercise by either Party of any right preclude any other or future exercise thereof or the exercise of any other right. This Assignment shall bind and inure to the benefit of the respective parties and their assigns, transferees and successors. It is intended by the Parties that this Assignment shall be effected as a deed and may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  [Remainder of Page Intentionally Left Blank]

                                                               Patent Assignment

      IN WITNESS WHEREOF, the Parties have caused this Patent Assignment to be executed and delivered as a deed on the date first written above by their respective officers thereunto duly authorized.

SELLERS:

Executed as a deed by                               Executed as a deed by
VERSO TECHNOLOGIES, INC. in accordance with         MCK COMMUNICATIONS, INC. (NV) in
its Articles of Incorporation                       accordance with its Articles of Incorporation

By: /s/ Juliet M. Reising                           By: /s/ Juliet M. Reising
    --------------------------------                    ------------------------------
Name: Juliet M. Reising                             Name: Juliet M. Reising
      ------------------------------                      ----------------------------
Title: Executive Vice President and                 Title: Vice President
       Chief Financial Officer                             ---------------------------
       -----------------------------
Executed as a deed by                               Executed as a deed by
MCK COMMUNICATIONS, INC. (DE) in                    MCK TELECOMMUNICATIONS INC. in
accordance with its Certificate of Incorporation    accordance with its Articles of Incorporation

By: /s/ Juliet M. Reising                           By: /s/ Juliet M. Reising
    ------------------------------                      ------------------------------
Name: Juliet M. Reising                             Name: Juliet M. Reising
      ----------------------------                        ----------------------------
Title: Vice President                               Title: President
       ---------------------------                         ---------------------------
Executed as a deed by
DIGITAL TECHNIQUES, INC. in accordance with
its Articles of Incorporation

By: /s/ Juliet M. Reising
    ----------------------------
Name: Juliet M. Reising
      --------------------------
Title: Vice President
       -------------------------
PURCHASER:

Executed as a deed by
CITEL TECHNOLOGIES LIMITED in accordance with its constitution

Acting by:

/s/ Michael Joseph Robinson
-------------------------------
      Director

/s/ Nicholas G. Gretton
-------------------------------
      Director / Secretary

                                                               Patent Assignment

                                     ANNEX A

                    ASSIGNED PATENTS AND PATENT APPLICATIONS

ISSUED PATENTS

                                          U.S. PATENT
PATENT                                    NUMBER               DATE ISSUED      OWNER
PBX Phone Port to Remote Phone Device     US 6,516,061         02/04/2003       MCK Communications, Inc., a Nevada
                                          B2                                    corporation
                                          US5,757,897          05/26/98         Digital Techniques, Inc.
Telephone Switch Call Control Unit                                              a Texas corporation

PATENT APPLICATIONS

      United States Patent Application No. 10/199,178: System for and method of hairpinning a remote PBX or KTS or gateway phone call to a local call, filed on July 19, 2002.

      European Patent Application Pending: System for and method of extending a PBX phone port to a remote phone device, filed on September 18, 2001.

      Japanese Patent Application Pending: System for and method of extending a PBX phone port to a remote phone device, filed on September 18, 2001.

      International PCT Patent Application No. PC/US01/29122: System for and method of extending a PBX phone port to a remote phone device, filed on September 18, 2001.

      International PCT Patent Application No. PCT/USO3/21557: System for and Method of Hairpinning a Remote PBX or KTS or Gateway Phone Call to a Local Call, filed on July 19, 2002

                                                               Patent Assignment